Exhibit 10.4

SUBSCRIPTION AGREEMENT
and
LETTER OF INVESTMENT INTENT

Verecloud, Inc.
6560 S. Greenwood Plaza Blvd., Suite 400
Englewood, Colorado 80111

Gentlemen:

The undersigned (the "Subscriber") hereby tenders this subscription for the purchase of the number of shares of common stock, par value $0.001 per share ("Common Stock" or "Securities"), of Verecloud, Inc., a Nevada corporation (the "Company"), set forth herein.  The Subscriber understands that a subscription for the Securities may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom.  By execution below, the Subscriber acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable U.S. federal and state securities laws.

1.  Subscription Commitment.  The Subscriber hereby commits to subscribe for the purchase of the number of Securities as specified on the Subscriber's signature page attached hereto, and, as full payment therefor, agrees to pay in cash in U.S. Dollars the amount set forth on the Subscriber's signature page by wire transfer, to the Company's bank account in accordance with the wire transfer instructions attached hereto as Exhibit A.  The subscription price for the Common Stock is $0.02 per share, based upon a valuation of the Company of $1,308,860 with 65,443,000 shares of Common Stock issued and outstanding prior to this financing.

2.  Representations and Warranties of the Company.  In order to induce the Subscriber to enter into this Subscription Agreement and Letter of Investment Intent, the Company hereby represents and warrants to the Subscriber as follows:

(a)  The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted.

(b)  The Company has all requisite legal and corporate power and authority to enter into this Subscription Agreement and Letter of Investment Intent and consummate the transactions contemplated hereby.  This Subscription Agreement and Letter of Investment Intent is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and general principles of equity.

(c)  The compliance and fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which the Company is a party or by which the Company is otherwise bound, or the Company's articles of incorporation and bylaws, which conflict, breach or default would have a material adverse affect on the Company's ability to consummate the transaction contemplated by this subscription.

(d)  The Company has not used any broker or finder in connection with the transaction contemplated hereby, and the Company shall have no liability as a result of or in connection with any brokerage or finder's fee or other commission of any person or entity retained by the Company in connection with the transactions contemplated by this subscription.

(e)  When issued, sold, and delivered in accordance with the terms of this subscription and for consideration expressed therein, the Securities will be duly and validly issued, fully paid and non-assessable and, based upon the representations of the Subscriber in this subscription, will be issued in compliance with all federal and state securities laws.

3.  Representations, Warranties and Covenants of the Subscriber.  In order to induce the Company to accept this subscription, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

(a)  The Subscriber has been given access to full and complete information regarding the Company and has utilized such access to the Subscriber's satisfaction for the purpose of obtaining such information regarding the Company as the Subscriber has reasonably requested; and, particularly, the Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and to obtain any additional information, to the extent reasonably available.

(b)  The Subscriber acknowledges and agrees that, except as set forth herein, no representations or warranties have been made to the Subscriber by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(c)  The Subscriber believes that an investment in the Securities is suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs.  The Subscriber: (i) has adequate means for providing for the Subscriber's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) at the present time, can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

(d)  The Subscriber, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Subscriber is capable of reading and interpreting financial statements, evaluating the merits and risk of an investment in the Securities and has the net worth to undertake such risks.

(e)  The Subscriber has not used any broker or finder in connection with the transaction contemplated hereby, and the Subscriber shall have no liability as a result of or in connection with any brokerage or finder's fee or other commission of any person or entity retained by the Subscriber in connection with the transactions contemplated by this subscription.

(f)  The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(g)  The Subscriber does not desire to utilize the services of any other person, or has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice, in connection with evaluating the risks inherent in the investment in the Securities and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs.

(h)  The information contained in this Subscription Agreement and Letter of Investment Intent is true, complete and correct as of the date hereof; the Subscriber understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings and applicable to the offer and sale of the Securities, is based, in part, upon the representations, warranties, and agreements made by the Subscriber herein; and subject to paragraph 5 of this Subscription Agreement and Letter of Investment Intent, the Subscriber consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority, self-regulatory organization, or, to the extent required by law, to any other person.

(i)  The Subscriber realizes that: (i) the purchase of the Securities is a long-term investment; (ii) the Subscriber must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act or under the securities laws of any state and, therefore, the Securities cannot be resold unless they are subsequently registered under said laws, or exemptions from such registrations are available; (iii) there is presently no public market for the Securities and the Subscriber may be unable to liquidate the Subscriber's investment in the event of an emergency, or pledge the Securities as collateral for a loan; and (iv) the transferability of the Securities is restricted and (A) requires conformity with the restrictions contained in paragraph 8 below and (B) legends will be placed on the certificate(s) representing the Securities referring to the applicable restrictions on transferability.

(j)  The Subscriber certifies, under penalties of perjury, that the Subscriber is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

(k)  The Subscriber has been advised and understands that: (i) the Securities have not been registered under the Act or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws; (ii) the offering may not have been filed with or reviewed by certain state securities administrators because of the limited nature of the offering; and (iii) if at any time on or after the date hereof, and for a period of six (6) months thereafter, the Company proposes to file a registration statement under the Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or any of its security holders for their account, other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an offering of debt that is convertible into equity securities of the Company or (iiii) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the Subscriber as soon as practicable, but in no event less than 10 days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Subscriber in such notice the opportunity to register the sale of such number of shares of Common Stock as the Subscriber may request in writing within five days following receipt of such notice (a "Piggy-Back Registration").  The Company shall cause such Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Securities in accordance with the intended method(s) of distribution thereof.  If the Subscriber distributes its Securities through a Piggy-Back Registration that involves an underwriter or underwriters, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

(l)  The Securities are being purchased for the Subscriber's own account and for investment purposes only, and without the intention of reselling or redistributing the same.  The Subscriber has made no agreement with others regarding any of the Securities.  The Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of such Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such Securities and for which such Securities were pledged, would represent an intent inconsistent with the representations set forth above.  The Subscriber further represents and agrees that if, contrary to the foregoing intentions, the Subscriber should later desire to dispose of or transfer any of such Securities in any manner, the Subscriber shall not do so unless and until: (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Subscriber shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

(m)  Stop transfer instructions will be placed with the transfer agent for the Securities, and a legend will be placed on any certificate representing the Securities substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF (A "TRANSFER") EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT PURSUANT TO REGULATIONS PROMULGATED THEREUNDER AND UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

4.  Preemptive Rights.

(a)  Prior to the termination date of that certain Loan Agreement, of even date herewith, by and between the Company and TMG Holdings Colorado, LLC, an affiliate of the Subscriber, and except for the issuance of Common Stock by the Company (i) pursuant to the Company's equity incentive plan, approved by the Company's Board of Directors, (ii) pursuant to options, warrants or rights to acquire capital stock or other securities of the Company that are outstanding as of the date hereof, or (iii) as consideration for the acquisition of all or any substantial portion of the assets of all or any portion of the capital stock of any person or entity (whether by sale of stock, merger or otherwise), if the Company sells any Common Stock (the "Issuance"), the Company will offer to sell to the Subscriber, and the Subscriber shall be entitled to purchase, all or part of any Common Stock at the same price and on the same terms as such Common Stock is sold by the Company pursuant to this Section 4.

(b)  The Company will cause to be given to the Subscriber a written notice setting forth the terms and conditions upon which the Subscriber may purchase Common Stock from the Company pursuant to this Section 4 (the "Preemptive Notice").  After receiving the Preemptive Notice, the Subscriber may irrevocably agree to purchase the Common Stock offered to the Subscriber by the Company pursuant to this Section 4, on the date specified by the Company in the Preemptive Notice, by deliver of a written notice to the Company within 10 days of the date the Company delivered or caused to be delivered the Preemptive Notice to the Subscriber (the "Preemptive Reply").

5.  Residence.  The Subscriber represents and warrants that the Subscriber is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Securities in the state and/or country set forth on the signature page hereof, and the Securities are being purchased by the Subscriber in the Subscriber's name solely for the Subscriber's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 12 of this Subscription Agreement and Letter of Investment Intent.

6.  Investor Qualification.  The Subscriber represents and warrants that the Subscriber or the purchaser of the Securities named in paragraph 12 comes within at least one category marked below, and that for any category marked the Subscriber has truthfully set forth the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL.  The Subscriber agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category I	The Subscriber is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Subscriber's spouse, presently exceeds $1,000,000.

Explanation.  In calculation of net worth, the Subscriber may include equity in personal property and real estate, including the Subscriber's principal residence, cash, short term investments, stocks and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II
The Subscriber is an individual (not a partnership, corporation, etc.) who had an individual net income in excess of $200,000 in each of the last two years, or joint income with his/her spouse in excess of $300,000 in each of the last two years, and has a reasonable expectation of reaching the same income level in the current year.

Category III	The Subscriber is an executive officer or director of the Company.

Category IV
The Subscriber is a bank; savings and loan; insurance company; registered broker or dealer; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000; or a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category V	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

(describe entity)

Category VI	The Subscriber is an entity with total assets in excess of $5,000,000 which was not formed for the purpose of investing in the Securities and which is one of the following:

a corporation; or

a partnership; or

a business trust; or

a tax-exempt organization descrived in Section 501(c)(3) of the Code.

(describe entity)

Category VII
The Subscriber is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualifies under either Category I or Category II above.  A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VIII	X
The Subscriber is an entity, all the equity owners of which are "accredited investors" within one or more of the above categories, other than Category IV or Category V.  If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

Subscriber is a Texas limited liability company, owned equally by Scott M. Schwartz and Douglas A. Schwartz

(describe entity)

Category IX
The Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

7.  Additional Representations.  The Subscriber makes the following additional representations:

(a)  The Subscriber was not organized for the specific purpose of acquiring the Securities; and

(b)  This Subscription Agreement and Letter of Investment Intent has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

8.  Reliance on Representations.

(a)  The Subscriber understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above, and agrees that the subscription made hereby may be accepted in reliance thereon.  The Subscriber agrees to indemnify and hold harmless the Company (including for this purpose its employees, and each person who controls the Company within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Company, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Subscriber to the Company.

(b)  The Company understands the meaning and legal consequences of the representations, warranties, agreements, covenants, and confirmations set out above, and agrees that the subscription made hereby may be accepted in reliance thereon.  The Company agrees to indemnify and hold harmless the Subscriber (including for this purpose its employees, and each person who controls the Subscriber within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorney's fees and disbursements, which the Subscriber, or such other persons may incur by reason of, or in connection with, any representation or warranty made herein not having been true when made, any misrepresentation made by the Company or any failure by the Company to fulfill any of the covenants or agreements set forth herein or in any other document provided by the Company to the Subscriber.

9.  Transferability and Assignability.  Neither this Subscription Agreement and Letter of Investment Intent nor any of the rights of the Subscriber hereunder may be transferred or assigned by the Subscriber.  The Subscriber agrees that the Subscriber may not cancel, terminate, or revoke this Subscription Agreement and Letter of Investment Intent or any agreement of the Subscriber made hereunder (except as otherwise specifically provided herein) and that this Subscription Agreement and Letter of Investment Intent shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors, and assigns.

10.  Notices.  All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:  if to the Subscriber, to the address set forth below; and if to the Company, to the address at the beginning of this Subscription Agreement and Letter of Investment Intent, or to such other address as the Company or the Subscriber shall have designated to the other by like notice.

11.  Counterparts.  This Subscription Agreement and Letter of Investment Intent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN NO EVENT WILL THE COMPANY OR ANY OF ITS AFFILIATES OR THE PROFESSIONAL ADVISORS ENGAGED BY THEM BE LIABLE IF FOR ANY REASON RESULTS OF OPERATIONS OF THE COMPANY ARE NOT AS PROJECTED IN THE DOCUMENTS.  INVESTORS MUST LOOK SOLELY TO, AND RELY ON, THEIR OWN ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF INVESTING IN THE SECURITIES.

12.  Title.  Please indicate in which manner the Securities are to be held by placing an "X" in one space below:

(a)		Individual Ownership
(b)		Community Property
(c)		Joint Tenant with Right of Survivorship (both parties must sign)
(d)		Partnership
(e)		Tenants in Common
(f)		Corporation
(g)		Trust
(h)	X	Other (Describe):
A limited liability company.

Please print above the exact name(s) in which the Securities are to be held.

13.  State of Residence or Principal Office.  The Subscriber's state of residence, if an individual, or state in which the principal office is located, if an entity, and the state in which the Subscriber received the offer to invest and made the decision to invest in the Securities is:    Texas

14.  Social Security Number or Tax I.D.  If the Subscriber is a U.S. citizen or entity, the Subscriber's Social Security Number or federal tax identification number is:  74-3024203 .

[SIGNATURE PAGES BEGIN ON NEXT PAGE]

SIGNATURE PAGE

(ENTITY)

The Subscriber hereby represents it has read this entire Subscription Agreement and Letter of Investment Intent dated June 10, 2010.

		Dated:	June 10, 2010

Address to which Correspondence Should be Directed

TMG HOLDINGS, LLC Name of Entity		7598 N. Mesa, Suite 205 El Paso, TX 79912

By:	/s/ Scott M.Schwartz
Signature

Its:	President	74-3024203
	Title	Tax Identification or Social Security Number (for U.S. entities)

Scott M. Schwartz		(915) 845-4000
Name Typed or Printed		Telephone Number

Number of Shares of Common Stock Subscribed for:

21,800,000

Total Subscription Amount (at $0.02 per share):

$436,000.00

[Signature Page—Entity]

CERTIFICATE OF SIGNATORY

I, Scott M. Schwartz, am the President of

TMG HOLDINGS, LLC (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Securities, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set may hand this 10th day of June, 2010.

/s/ Scott M. Schwartz
Signature

[Certificate of Signatory Signature Page]

ACCEPTANCE

This Subscription Agreement and Letter of Investment Intent is accepted as of June 10, 2010.

VERECLOUD, INC.
By:	/s/ Mike Cookson
Mike Cookson Chief Operating Officer

[Countersignature Page to Subscription Agreement]

EXHIBIT A

WIRE INSTRUCTIONS

Beneficiary Name:

Beneficiary Acct:

Beneficiary Address:

Beneficiary Bank:

Beneficiary Bank Address:

ABA#:

FBO: